ASSIGNMENT AND ASSUMPTION OF RIGHTS UNDER
SHOPPING CENTER PURCHASE AGREEMENT

For good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, PHILLIPS EDISON GROUP LLC, an Ohio limited liability company (“Assignor”), hereby assigns, transfers and sets over to BUTLER CREEK STATION LLC, a Delaware limited liability company (“Assignee”), all of Assignor’s right, title, and interest as Purchaser to acquire the land and improvements known as Butler Creek Shopping Center located in Acworth, Georgia (the “Center’) from Equity One (Southeast Portfolio) Inc. pursuant to a certain Shopping Centers Purchase and Sale Agreement dated as of November 30, 2012, as amended (the “Agreement”) with Equity One (Southeast Portfolio) Inc., a Georgia corporation, Equity One (Florida Portfolio), Inc., a Florida corporation and Equity One, Inc., a Maryland corporation (individually and collectively referred to as “Seller”), as Seller, with respect to, among other properties, the Center, such assignment to include a prorated portion of the Deposit (as defined in the Agreement) made by Assignor (such prorata portion to be determined based upon the percentage of the allocable portion of the purchase price in the Agreement relating to the Center as against the aggregate purchase price thereunder).

Dated: January 15, 2013	PHILLIPS EDISON GROUP, LLC, an Ohio limited liability company
By: PHILLIPS EDISON LIMITED PARTNERSHIP, a Delaware limited partnership, Managing Member
By: PHILLIPS EDISON & COMPANY, INC., a Maryland corporation, General Partner
By:__ /s/ Robert F. Myers_____________________ Robert F. Myers, Chief Operating Officer

The undersigned, Assignee, hereby accepts the foregoing assignment and hereby assumes and agrees to perform all of Assignor’s obligations under the Agreement and hereby releases, indemnifies and holds Assignor harmless from any loss, cost, liability or expense which may be suffered by Assignor in connection with such Agreement, except for any such loss, cost, liability or expense resulting from the acts of Assignor in connection with the Agreement taken prior to the date of this Assignment without the applicable authorization or consent of the undersigned.

Dated: January 15, 2013	BUTLER CREEK STATION LLC, A Delaware limited liability company
By: /s/ John B. Bessey___________________ John B. Bessey, Vice President

Schedule to Exhibit 10.30

Substantially Similar Assignment and Assumption of Rights under Shopping Center

Purchase Agreements Omitted

Property	Assignee

The Shops at Westridge	Westridge Station LLC

Mableton Crossing	Mableton Crossing Station LLC

Hamilton Ridge	Hamilton Ridge Station LLC

Grassland Crossing	Grassland Crossing Station LLC

Fairview Oaks	Fairview Oaks Station LLC

Macland Pointe	Macland Pointe Station LLC